                                                                   EXHIBIT 10.32

                           FALCON RESTRICTED COMPANIES

                              1995 CREDIT AGREEMENT

                                 AMENDMENT NO. 1

         This Agreement, dated as of April 26, 1996, is among the affiliates of Falcon Holding Group, Inc., a California corporation, set forth on the signature pages hereto, their respective subsidiaries set forth on the signature pages hereto and The First National Bank of Boston, as managing agent for itself and the other Lenders under the Credit Agreement (as defined below) and as collateral agent for itself and the other Secured Lenders under the Security Agreement (as defined below), and Toronto-Dominion (Texas) Inc., as administrative agent for itself and the other Lenders under the Credit Agreement. The parties agree as follows:

         1. Credit Agreement; Definitions. This Agreement amends the Credit Agreement dated as of December 28, 1995 among the parties hereto (as in effect prior to giving effect to this Agreement, the "Credit Agreement"). The terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") are used with the meaning so defined.

         2. Amendment of Credit Agreement. Effective upon the date all the conditions set forth in Section 4 hereof are satisfied (the "Amendment Date"), which conditions must be satisfied no later than April 30, 1996, the Credit Agreement is amended as follows:

               3. Amendment of Section 1.20. The definition of "Borrower" in
         Section 1.20 of the Credit Agreement is amended by replacing the word "and" in the last line thereof with a semicolon and adding the following text at the end thereof:

                    "and Falcon Telecom, L.P., a California limited
               partnership."

               4. Amendment of Section 1.36. The definition of "Computation Covenants" in Section 1.36 of the Credit Agreement is amended by replacing the word "and" before the reference to Section 7.13 with a comma and adding the following text immediately after such reference:
         "and 7.18".

               5. Amendment of Section 1. Section 1 of the Credit Agreement is amended by adding immediately after Section 1.69 new Section 1.69A to read in its entirety as follows:

                    "1.69A. "Falcon Telecom" means Falcon Telecom, L.P., a
               California limited partnership."

               6. Amendment of Section 7.5.5. Section 7.5.5 of the Credit Agreement is amended by replacing the existing figures in the table for calendar year 1996 with the figures "$98,752,000" under the heading "Amount" and "$94,414,000" under the heading "Budget".

               7. Amendment of Section 7. Section 7 of the Credit Agreement is amended by adding immediately after Section 7.17 a new Section 7.18 to read in its entirety as follows:

                                    - PAGE -

                    "7.18. Special Restrictions on Falcon Telecom. The sum of
               (a) all Investments by the Restricted Companies in Falcon Telecom plus (b) all proceeds of the Loan actually received by Falcon Telecom for use in its business shall not exceed $15,000,000 in the aggregate."

               8. Amendment of Section 9.1.2. Section 9.1.2 of the Credit Agreement is amended by replacing the word "and" before the reference to Section 7.17 with a comma and adding the following text immediately after such reference:

                    "and 7.18".

               9. Amendment of Exhibit 8.1. Exhibit 8.1 to the Credit Agreement is amended by adding the text provided in Exhibit 8.1 hereto in the places indicated on such Exhibit.

               10. Amendment of Exhibit 11.1. Exhibit 11.1 to the Credit Agreement is amended to read in its entirety as set forth in Exhibit
         11.1 hereto.

         11. Representations and Warranties. Each of the Restricted Companies jointly and severally represents and warrants as follows:

               12. Legal Existence, Organization. Each Restricted Company is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, with all power and authority, corporate, partnership or otherwise, necessary (a) to enter into and perform this Agreement and the Amended Credit Agreement and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Restricted Companies has taken all corporate, partnership or other action required to make the provision of this Agreement and the Amended Credit Agreement the valid and enforceable obligations they purport to be.

               13. Enforceability. Each of the Restricted Companies has duly executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of each of the Restricted Companies and is enforceable against it in accordance with its terms.

               14. No Legal Obstacle to Agreements. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to nor contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

               15. any breach or termination of the provisions of any agreement, instrument, deed or lease to which any Restricted Company is a party or by which it is bound, or of the Charter or By-laws of any Restricted Company;

               16. the violation of any law, judgment, decree or governmental order, rule or regulation applicable to any Restricted Company;

               17. the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Credit Obligations) upon any of the assets of any Restricted Company; or

               18. any redemption, retirement or other repurchase obligation of any Restricted Company under any Charter, By-law, agreement, instrument, deed or lease.

         No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by any Restricted Company in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

               19. Defaults. Immediately before and after giving effect to the amendments set forth in Section 2, no Default or Event of Default will exist.

               20. Incorporation of Representations and Warranties. The representations and warranties set forth in Section 8 of the Amended Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof.

         21. Conditions. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions, which conditions must be satisfied prior to May 1, 1996 or this Agreement shall terminate:

               22. Notes. Falcon Telecom shall have duly authorized, executed and delivered to the Managing Agent Notes for each Lender.

               23. Legal Opinion. On the Amendment Date, the Lenders shall have received from Weinstein, Boldt, Racine & Halfhide, special counsel for the Holdings Companies, their opinion with respect to the transactions contemplated by this Agreement, which opinion shall be in form and substance satisfactory to the Lenders. The Restricted Companies authorize and direct their counsel to furnish the foregoing opinion.

               24. Perfection of Security. Falcon Telecom shall have duly authorized, executed, acknowledged, delivered, filed, registered and recorded such UCC financing statements, security agreements, notices, transfer powers and other instruments as the Managing Agent may have requested in order to perfect the security interests and encumbrances purported or required pursuant to the Credit Documents to be created in the Credit Security.

               25. Officer's Certificate. The representations and warranties of the Restricted Companies set forth or incorporated by reference herein shall be true and correct as of the Amendment Date as if originally made on and as of the Amendment Date; no Default shall have occurred on or prior to the Amendment Date or hereby; and the Managing Agent shall have received a certificate to these effects signed by a Financial Officer.

               26. Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary proceedings of each Obligor and any of their respective Affiliates party thereto. All necessary consents, approvals ands authorizations of any governmental or administrative agency or any other Person with respect to any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect. The Managing Agent shall have received copies of all documents, including certificates, records of corporate and partnership proceedings and opinions of counsel, which the Managing Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

         27. Joinder of Falcon Telecom. Effective upon the Amendment Date, Falcon Telecom joins in and becomes party to (a) the Credit Agreement as a Borrower, a Guarantor, an Obligor and a Restricted Company, (b) the Security Agreement as an Obligor, and (c) the Holding Pledge and Subordination Agreement as an Obligor. Without limiting the foregoing, Falcon Telecom hereby (i) represents and warrants all of the representations and warranties made by the Borrowers, Guarantors, Obligors and Restricted Companies in the Credit Documents described above in this Section 5 and in Section 3 hereof and (ii) mortgages, pledges and collaterally grants and assigns to the Collateral Agent (as defined in the Security Agreement) for the benefit of the Secured Lenders (as defined in the Security Agreement) and the holders from time to time of any Secured Obligation (as defined in the Security Agreement), and creates a security interest in favor of the Collateral Agent for the benefit of the Secured Lenders and such holders in, all of Falcon Telecom's right, title and interest in and to (but none of its obligations or liabilities with respect to) the items and types of present and future property described in Sections 2.1.1 through 2.1.14 of the Security Agreement (subject, however, to Section 2.1.15 thereof), whether now owned or hereafter acquired.

         28. Further Assurances. Each of Falcon Telecom and the other Restricted Companies will, promptly upon the request of the Managing Agent from time to time, execute, acknowledge, deliver, file and record all such instruments and notices, and take all such other action, as the Managing Agent deems necessary or advisable to carry out the intent and purposes of this Agreement.

         29. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.


                                        FALCON CABLE MEDIA, A CALIFORNIA
                                          LIMITED PARTNERSHIP
                                        FALCON CABLEVISION, A CALIFORNIA
                                          LIMITED PARTNERSHIP
                                        FALCON COMMUNITY CABLE, L.P.
                                        FALCON COMMUNITY VENTURES I
                                          LIMITED PARTNERSHIP
                                        FALCON TELECABLE, A CALIFORNIA
                                          LIMITED PARTNERSHIP
                                        FALCON COMMUNITY INVESTORS, L.P.
                                        FALCON INVESTORS GROUP, LTD., A
                                          CALIFORNIA LIMITED PARTNERSHIP
                                        FALCON MEDIA INVESTORS GROUP, A
                                          CALIFORNIA LIMITED PARTNERSHIP
                                        FALCON TELECABLE INVESTORS GROUP,
                                          A CALIFORNIA LIMITED PARTNERSHIP
                                        FALCON TELECOM, L.P.

                                        By   FALCON HOLDING GROUP, INC., as
                                             general partner, or general partner
                                             of the general partner, of each of
                                             the foregoing Restricted Companies

                                             By ________________________________
                                                Title:

                                        FALCON FIRST, INC.

                                        By  ____________________________________
                                            Title:

                                        ATHENS CABLEVISION, INC.
                                        AUSABLE CABLE TV, INC.
                                        CEDAR BLUFF CABLEVISION, INC.
                                        DALTON CABLEVISION, INC.
                                        EASTERN MISSISSIPPI CABLEVISION, INC.
                                        FALCON FIRST CABLE OF NEW YORK, INC.
                                        FALCON FIRST CABLE OF THE SOUTHEAST,
                                           INC.
                                        FALCON FIRST HOLDINGS, INC.
                                        FF CABLE HOLDINGS, INC.
                                        LAUDERDALE CABLEVISION, INC.
                                        MULTIVISION NORTHEAST, INC.
                                        MULTIVISION OF COMMERCE, INC.
                                        PLATTSBURG CABLEVISION, INC.
                                        SCOTTSBORO CABLEVISION, INC.
                                        SCOTTSBORO TV CABLE, INC.

                                        By
                                           As an authorized officer of each of
                                           the foregoing corporations

                                        THE FIRST NATIONAL BANK OF BOSTON, as
                                          Managing Agent under the Credit
                                          Agreement and as Collateral Agent
                                          under the Security Agreement

                                        By  ____________________________________
                                            Title:

                                        TORONTO-DOMINION (TEXAS) INC., as

                                        Administrative Agent under the Credit
                                        Agreement

                                        By  ____________________________________
                                            Title:

                                       The foregoing Amendment No. 1 is approved by the undersigned Lenders:

                                       CHEMICAL BANK

                                       By  _____________________________________
                                           Title:

                                       CHL HIGH YIELD LOAN PORTFOLIO

                                       (A Unit of Chemical Bank)

                                       By  _____________________________________
                                           Title:

                                       NATIONSBANK OF TEXAS, N.A.

                                       By  _____________________________________
                                              Title:

                                       BANK OF AMERICA N.T. & S.A.

                                       By  _____________________________________
                                              Title:

                                       THE BANK OF CALIFORNIA, N.A.

                                       By  _____________________________________
                                              Title:

                                       BANK OF MONTREAL, CHICAGO BRANCH

                                       By  _____________________________________
                                              Title:

                                       BANQUE PARIBAS

                                       By  _____________________________________
                                              Title:

                                       CIBC, INC.

                                       By  _____________________________________
                                              Title:

                                       CORESTATES BANK, N.A.

                                       By  _____________________________________
                                              Title:

                                       CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                       By  _____________________________________
                                              Title:

                                       SOCIETE GENERALE

                                       By  _____________________________________
                                              Title:

                                       UNION BANK

                                       By  _____________________________________
                                              Title:

                                       BARCLAYS BANK PLC

                                       By  _____________________________________
                                              Title:

                                       CHASE MANHATTAN BANK

                                       By  _____________________________________
                                              Title:

                                       THE SUMITOMO BANK, LIMITED

                                       By  _____________________________________
                                              Title:

                                       By  _____________________________________
                                              Title:

                                       THE FUJI BANK, LIMITED LOS ANGELES AGENCY

                                       By  _____________________________________
                                              Title:

                                       THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                                       LOS ANGELES AGENCY

                                       By  _____________________________________
                                              Title:

                                       VAN KAMPEN AMERICAN CAPITAL
                                         PRIME RATE INCOME TRUST

                                       By  _____________________________________
                                              Title:

                                       SENIOR DEBT PORTFOLIO

                                       By     BOSTON MANAGEMENT AND
                                               RESEARCH, as investment advisor

                                              By  ______________________________
                                                   Title:

                                       MEESPIERSON, N.V.

                                       By  _____________________________________
                                              Title:

                                       SUNTRUST BANK, CENTRAL FLORIDA,

                                         N.A.

                                       By  _____________________________________
                                              Title:

                                       UNION BANK OF CALIFORNIA, N.A.

                                       By  _____________________________________
                                              Title:

                                   EXHIBIT 8.1

           Add to Credit Agreement Exhibit 8.1 in Alphabetical Order:

                      Jurisdiction of  Chief Executive Office and                                                  Partners and
Name                   Organization      Chief Place of Business       Other Names      Business Jurisdiction   Percentage Ownership
- ----                   ------------     -----------------------        -----------      ---------------------   --------------------
Falcon Telecom, L.P.    California      10900 Wilshire Boulevard     Falcon Cable TV    California              FHGLP - 99%
                                        Fifteenth Floor
                                        Los Angeles, CA  90024                                                  Falcon Telecable
                                                                                                                Investors Group,
                                                                                                                a California
                                                                                                                limited
                                                                                                                Partnership - 1%

                                    - PAGE -

                                                                    EXHIBIT 11.1

                           LENDER PERCENTAGE INTERESTS

   Revolving Lender                         Maximum Principal Amount             Percentage
- --------------------------------------------------------------------------------------------
Interest

The First National Bank of Boston              $ 10,000,000                      3.225806452%
Chemical Bank                                    20,000,000                      6.451612904
Toronto-Dominion (Texas) Inc.                    20,000,000                      6.451612904
*CIBC, Inc.                                      11,000,000                      3.548387097
*Credit Lyonnais Cayman Island Branch            23,000,000                      7.419354839
NationsBank of Texas, N.A                        20,000,000                      6.451612904
*Bank of America, N.T. & S.A                     23,000,000                      7.419354839
*Bank of Montreal, Chicago Branch                20,000,000                      6.451612904
CoreStates Bank, N.A                             15,000,000                      4.838709678
*Union Bank of California, N.A                   34,000,000                     10.967741935
*Banque Paribas                                  17,000,000                      5.483870967
*Societe Generale                                24,000,000                      7.741935484
Chase Manhattan Bank                             10,000,000                      3.225806451
The Sumitomo Bank, Limited                       15,000,000                      4.838709677
Fuji Bank, Limited                               15,000,000                      4.838709677
Long-Term Credit Bank of Japan                   15,000,000                      4.838709677
Meespierson, N.V                                  8,000,000                      2.580645161
SunTrust Bank, Central Florida, N.A              10,000,000                      3.225806452
                                               ---------------------------------------------
TOTAL REVOLVING LOAN                           $310,000,000                         100%

   Term Lender                          Maximum Principal Amount             Percentage
- -----------------------------------------------------------------------------------------
Interest

The First National Bank of Boston           $  3,000,000                      2.400000000%
CHL High Yield Portfolio                       6,000,000                      4.800000000
Toronto-Dominion (Texas) Inc.                  6,000,000                      4.800000000
*CIBC, Inc.                                   12,000,000                      9.600000000
NationsBank of Texas, N.A                      6,000,000                      4.800000000
*Union Bank of California, N.A                 4,000,000                      3.200000000
*Banque Paribas                                6,000,000                      4.800000000
Barclays Bank  PLC                            10,000,000                      8.000000000
Chase Manhattan Bank                           5,000,000                      4.000000000
The Sumitomo Bank, Limited                     5,000,000                      4.000000000
Van Kampen American Capital                   38,000,000                     30.400000000
Senior Debt Portfolio                         22,000,000                     17.600000000
Meespierson, N.V                               2,000,000                      1.600000000
                                            ---------------------------------------------
TOTAL TERM LOAN                             $125,000,000                         100%

    * Co-Agent

                                    - PAGE -

                                 April 26, 1996



The Lenders who are parties to the
Credit Agreement described below
c/o The First National Bank of Boston,
as Managing Agent
100 Federal Street
Boston, MA  02110

Ladies and Gentlemen:

         This opinion is being furnished to you pursuant to Section 4.2 of Amendment No. 1 dated April 26, 1996 (the "Amendment") which amends certain provisions of the Credit Agreement dated as of December 28, 1995 (the "Credit Agreement"), among Falcon Cablevision, a California limited partnership, Falcon Cable Media, a California limited partnership, Falcon Community Cable, L.P., a Delaware limited partnership, Falcon Community Ventures I Limited Partnership, a California limited partnership, Falcon Telecable, a California limited partnership, Falcon First, Inc., a Delaware corporation and its Subsidiaries, Falcon Media Investors Group, a California limited partnership, Falcon Investor Group, Ltd., a California limited partnership, Falcon Community Investors, L.P., a California limited partnership, Falcon Telecable Investors Group, a California limited partnership (collectively, along with Falcon Telecom, L.P., a California limited partnership, the "Restricted Companies"), and each of you (collectively, the "Banks"). Terms defined in the Credit Agreement as amended by the Amendment (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined.

         We are counsel for each of the Restricted Companies, Falcon Holding Group, L.P., a Delaware limited partnership ("FHGLP"), and Falcon Holding Group, Inc., a California corporation ("Falcon Group"). The Restricted Companies, FHGLP, The Investor Group Companies and Falcon Group are hereinafter sometimes referred to collectively as the "Companies". We have acted as counsel for the Companies in connection with the preparation, execution and delivery of the Amendment.

April 26, 1996
Page 2

         We have examined the Amendment and such other documents, certificates and papers and have made such examination of law and such investigation of fact as we have deemed necessary to enable us to render the opinions expressed below. We have also relied upon covenants contained in and made pursuant to the Amendment and the Amended Credit Agreement as to the application of the proceeds of the loans made pursuant to the Amendment and the Amended Credit Agreement, and on matters of fact (other than facts constituting conclusions of law) contained in the Amendment and Amended Credit Agreement.

         In rendering this opinion, we point out that our opinion is limited to matters of law of the state of California, the United States of America and the Delaware Revised Uniform Limited Partnership Act, and we express no opinion as to the laws of any other states or jurisdictions.

         We call your attention to the fact that the Amendment, the Amended Credit Agreement, the Security Agreement, the Subordination Agreement, the Contribution Agreement and the Notes each provides that it is to be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts, and we are of the opinion that a California court or a federal court sitting in California would, under conflict of laws principles observed by the courts of California, give effect to such provisions. We have assumed that none of such agreements or instruments is inconsistent with or repugnant to Massachusetts law. If, however, a court of competent jurisdiction were to determine that the Amendment, the Credit Agreement, the Security Agreement, the Subordination Agreement, the Contribution Agreement or the Notes should be governed and construed in accordance with the laws (other than the conflict of laws rules) of California, our opinions expressed in Paragraphs 4, 5, 6, 7, 8, 9 and 10 below would remain unchanged.

         For the purposes of this opinion we have assumed that you have all requisite power and authority and have taken all necessary corporate action to enter into the Amendment and to effect the transactions contemplated thereby. You have not asked us to opine upon the application to you or the Agent's authority to do so of any federal or state law or regulation, except as provided in Paragraph 15 below.

         Based on the foregoing, we are of the opinion that:

April 26, 1996
Page 3


         1. Each of the Restricted Companies is a duly organized and validly existing limited partnership (or, in the case of Falcon First, Inc. and its Subsidiaries, corporations) in good standing under the laws of the jurisdiction in which it is organized with partnership (or corporate) powers adequate for the execution, delivery and performance of the Amendment and the Amended Credit Agreement. Said powers may be exercised on behalf of the Restricted Companies (other than Falcon First, Inc. and its Subsidiaries) by Falcon Group, the managing general partner or the managing general partner of its managing general partner, as the case may be, and by the officers of the Restricted Companies so authorized by Falcon Group pursuant to their partnership agreements. Said powers may be exercised on behalf of Falcon First, Inc. and its Subsidiaries by the officers of each respective corporation so authorized by the Board of Directors of each such corporation.

         2. FHGLP is a duly organized and validly existing limited partnership in good standing under the laws of the State of Delaware with partnership powers adequate for the execution, delivery and performance, in its capacity as a general partner of the Restricted Companies (other than Falcon First, Inc. and its Subsidiaries), of the Amendment and the Amended Credit Agreement.

         3. Falcon Group is a duly organized and validly existing corporation in good standing under the laws of the State of California with corporate powers adequate for the execution, delivery and performance, in its capacity as general partner of FHGLP in FHGLP's capacity as a general partner of the Restricted Companies (other than Falcon First, Inc. and its Subsidiaries), and in its capacity as a general partner of the Investor Group Companies in the Investor Group Companies' capacity as a general partner of the Borrowers (other than Falcon First, Inc.), of the Amendment and the Amended Credit Agreement.

         4. The Amendment has been duly authorized, executed and delivered on behalf of each of the Restricted Companies, and is the legal, valid and binding obligation of each of the Restricted Companies and (subject to the qualifications stated in the paragraphs following Paragraph 15 hereof) is enforceable against the Restricted Companies in accordance with its terms.

         5. The Amended Credit Agreement is the legal, valid and binding obligation of the Restricted Companies and (subject to the

April 26, 1996
Page 4


qualifications stated in the paragraphs following Paragraph 15 hereof) is enforceable against the Restricted Companies in accordance with its terms.

         6. The Subordination Agreement is the legal, valid and binding obligation of Falcon Telecom, L.P. (and subject to the qualifications stated in the paragraphs following Paragraph 15 hereof) is enforceable against it in accordance with its terms.

         7. Each of the Notes issued by Falcon Telecom, L.P. has been duly authorized, executed and delivered by Falcon Telecom, L.P., and constitutes the legal, valid and binding obligations of Falcon Telecom, L.P. and (subject to the qualifications stated in the paragraphs following Paragraph 15 hereof) is enforceable against Falcon Telecom, L.P. in accordance with its terms.

         8. The Contribution Agreement is the legal, valid and binding obligation of Falcon Telecom, L.P. and (subject to the qualifications stated in the paragraphs following Paragraph 15 hereof) is enforceable against Falcon Telecom, L.P. in accordance with its terms.

         9. The Security Agreement is the legal, valid and binding obligation of Falcon Telecom, L.P. and (subject to the qualifications stated in the paragraphs following Paragraph 15 hereof) is enforceable against Falcon Telecom, L.P. in accordance with its terms.

         10. The incurrence of the Credit Obligations has been duly authorized by Falcon Telecom, L.P. and the Credit Obligations outstanding on the date hereof and evidenced by the Notes issued by Falcon Telecom, L.P. constitute the legal, valid and binding obligations of Falcon Telecom, L.P. and (subject to the qualifications stated in the paragraphs following Paragraph 15 hereof) are enforceable against Falcon Telecom, L.P. in accordance with their terms.

         11. Falcon Telecom, L.P. has executed certain financing statements furnished to you regarding the Credit Security for filing in California. The description of the Credit Security set forth in such financing statements is adequate to perfect a security interest under the Uniform Commercial Code as in effect in California in all such Credit Security which can be perfected by filing thereunder. Assuming such financing statements have been

April 26, 1996
Page 5

duly filed with the proper filing officer or officers in California and all fees and taxes with respect thereto have been paid, your security interest in the Credit Security owned by Falcon Telecom, L.P. within California which can be perfected by filing is so perfected, except that no opinion is expressed as to the perfection of your security interest in Credit Security constituting fixtures, and we call you attention to the fact that your security interest in certain Credit Security may not be perfected by filing. We also call your attention to (a) the necessity of filing continuation statements from time to time under the Uniform Commercial Code; (b) the fact that under certain circumstances described in Section 9-306 of the Uniform Commercial Code, the rights of a secured party to enforce a perfected security interest in the proceeds of collateral may be limited; (c) the fact that under certain circumstances described in Sections 9-307 and 9-308 of the Uniform Commercial Code buyers or purchasers of collateral may take the same free of the security interest created by the Amended Credit Agreement; and (d) the fact that Section 552 of the Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case may be subject to a lien resulting from any security agreement entered into by the Debtor before the commencement of the case.

         12. Falcon Telecom, L.P. is not in violation of any term or provision of (a) its Charter or By-laws, or (b) to the best of our knowledge, any law, statute or governmental regulation, or (c) to the best of our knowledge, any Franchise, license, judgment, decree, order, agreement, indenture or other instrument applicable to it of which we have knowledge. The execution and delivery of the Amendment and the Notes by Falcon Telecom, L.P. and Falcon Telecom, L.P. becoming a party to the Amended Credit Agreement, the Security Agreement, the Subordination Agreement and the Contribution Agreement, and compliance by Falcon Telecom, L.P. with the terms of the Amended Credit Agreement, the Security Agreement, the Subordination Agreement, the Contribution Agreement and the Notes applicable to it, does not and will not conflict with or result in any breach or violation of, or constitute a default under, any term or provision of (a) the Charter or By-laws of Falcon Telecom, L.P., or (b) to the best of our knowledge, any governmental license, judgment, decree, order, agreement, indenture or other instrument applicable to Falcon Telecom, L.P. of which we have knowledge, or (c) any federal or California law, statute or regulation or (d) the Delaware Revised Uniform Limited Partnership Agreement.

April 26, 1996
Page 6

         13. There is no action, proceeding or investigation pending or threatened of which we have knowledge which places in question the validity or enforceability of the Amendment, the Amended Credit Agreement, the Security Agreement, the Subordination Agreement, the Contribution Agreement or the Notes.

         14. No consent or approval of any trustee or holder of any Indebtedness or other obligations of any of the Companies, and, under the existing provisions of law, no approval or authorization or other action by any governmental authority, is required to be obtained by any of the Companies that has not been obtained in connection with the execution, delivery and performance of the Amendment or the Amended Credit Agreement.

         15. The making of the loans by you pursuant to the Amended Credit Agreement does not contravene Regulation U of the Board of Governors of the Federal Reserve System as in effect on the date hereof.

         Our opinion that the Amendment, the Amended Credit Agreement, the Notes issued by Falcon Telecom, L.P., the Security Agreement, the Contribution Agreement, the Credit Obligations and the Subordination Agreement are enforceable in accordance with their respective terms is subject to: (i) bankruptcy, insolvency, reorganization, moratorium and similar laws of general application affecting the rights and remedies of creditors and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law). In addition, we advise you that a California court may not strictly enforce certain covenants contained in the Amended Credit Agreement or allow acceleration of the due dates of the Credit Obligations if it concludes that such enforcement or acceleration would be unreasonable under the then existing circumstance and might not give effect to any provisions providing for increased interest rates for nonpayment of principal or interest. In our opinion, however, acceleration in accordance with the Amended Credit Agreement would be available if an Event of Default occurred as a result of a material breach of a material covenant, contained in the Amended Credit Agreement or related Credit Obligations and, if a California court were to conclude that a provision for increased interest was unenforceable, the basic interest rate would still be recoverable.

April 26, 1996
Page 7

         This opinion is limited to the matters expressly stated herein and no opinion is implied or may be inferred beyond the matters expressly stated herein.

         This opinion is delivered by the undersigned to the addressees, and only the addressees and their special counsel, Ropes & Gray, shall be entitled to rely thereon.

                                         Very truly yours,



                                         WEINSTEIN, BOLDT, RACINE,
                                         HALFHIDE & CAMEL
                                         Professional Corporation